Acquisitions	3 Months Ended
Nov. 30, 2013
Business Combinations [Abstract]
Acquisitions

NOTE 4 – ACQUISITIONS

Dotolo Research Corporation

On March 22, 2013, the Company acquired all of the outstanding shares of common stock of Dotolo Research Corporation (“Dotolo”), a medical device company. With this recent acquisition, the company continued on its mission to facilitate the controlling interests and acquisition of medical device, health care service, medical distribution and emerging health care technology companies. This business model creates a complete business solution of unlimited marketing and revenues opportunities. Our model combines certain natural relationships of medical device products with related but distinct products, services, markets and opportunities. The combined sales, marketing, and operational synergies will enable the Company and our business units to provide a wide variety of complete technology solutions at significant cost savings.

While operations have commenced with Dotolo, the revenues have not been significant since the acquisition. This is primarily due to a lack of monies available to invest into Dotolo. Accordingly, the company still remains in the development stage.

The acquisition was accounted for using the acquisition method of accounting and the purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. Identifiable intangible assets include patents, trade name and customer list. The purchase price consisted of the issuance 58,564 shares of a newly created Series D Convertible Preferred Stock (60,000 shares of Series D Preferred Stock designated). On March 22, 2013, the issued shares had a fair market value of $585,640 based on the fair market value of the underlying common stock shares. The issued Series D Convertible Preferred Stock have a liquidation value of approximately $4,700,000 and are convertible anytime after March 1, 2014 into 1,000 shares of common stock each. Please see Note 9 for a further description of the Series D Convertible Preferred Stock.

The purchase price was allocated to assets acquired and liabilities assumed as follows:

Cash and cash equivalents	$1,653
Accounts receivable (net)	769
Inventory	100,882
Prepaid expenses and other current assets	31,750
Property and equipment	22,957
Deposits and other assets	10,050
Purchased goodwill	1,125,845
Patents, registrations	31,642

Total assets acquired	$1,325,548

Accounts payable and other accrued expenses	$457,588
Customer deposits	$78,807
Notes payable	195,823
Notes payable - related parties	58,600
Accrued interest payable	9,743
Accrued interest payable - related parties	795

Total liabilities assumed	$801,356

Angels of Mercy, Inc.

On August 1, 2013, the Company acquired all the outstanding shares of Common Stock of Angels of Mercy, Inc. Pursuant to the Agreement, the Owners sold all of the Common Stock of AOM for $650,000 represented by a down payment of $100,000 at closing and a four year Secured Promissory Note for $550,000. The Company also issued the Owners 1,000,000 four year warrants with an exercise price of $0.015 that possesses a cashless exercise option and agreed to pay $65,000 in broker fees related to this transaction.

The acquisition was accounted for using the acquisition method of accounting and the purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. Identifiable intangible assets include patents and purchased goodwill.

The purchase price was allocated to assets acquired and liabilities assumed as follows:

Cash and cash equivalents	$27,121
Accounts receivable (net)	111,581
Prepaid expenses and other current assets	7,851
Property and equipment	57,000
Purchased goodwill	543,721

Total assets acquired	$747,274

Accounts payable and other accrued expenses	$9,688

Total liabilities assumed	$9,688